                                                                   Exhibit 10.3

                           IMPERIAL SQUARE LAKE CITY
                           -------------------------

                           BURNABY, BRITISH COLUMBIA

                          PARTIAL ASSIGNMENT OF LEASE
                          ---------------------------

THIS AGREEMENT dated for reference November 8, 1995

AMONG:
          2725321 CANADA INC.
          -------------------

          (the "Landlord")
                                                               OF THE FIRST PART
AND:
          MPR TELTECH LTD.
          ----------------

          ("MPR")
                                                              OF THE SECOND PART
AND:
          DIGITAL COURIER INTERNATIONAL INC.
          ----------------------------------

              ("DCI")
              -------
                                                               OF THE THIRD PART
WHEREAS:

A. By way of lease dated for reference December 1, 1993 (the "Original Lease"), the Landlord demised and let unto MPR those certain premises comprising Units 8634 through 8654, inclusive, Commerce Court, Burnaby, British Columbia having an area of approximately 21,854 square feet (the "Original Premises"), upon the further terms and conditions set forth in the Original Lease;

B. By way of lease amending agreement dated for reference May 15, 1994 (the "First Amendment") the Original Lease was amended by, inter alia, expanding the Original Premises to include Units 8626, 8630 and 8632 Commerce Court, Burnaby, British Columbia having an aggregate area of approximately 5,688 square feet (the "First Amendment Premises"), upon the further terms and conditions set forth in the First Amendment;

C. By way of lease amending agreement dated for reference October 15, 1994 (the "Second Amendment") the Original Lease was further amended by, inter alia, further expanding the Original Premises to include Units 8612 to 8618, inclusive, Commerce Court, Burnaby, British Columbia having an aggregate area of approximately 9,316 square feet (the "Second Amendment Premises"), upon the further terms and conditions set forth in the Second Amendment;

D. MPR desires to transfer and assign all of its right, title and interest in and to the Second Amendment Premises to DCI together with the unexpired term of the Original Lease appurtenant thereto (excluding any renewal options), and DCI desires to take an assignment thereof from MPR; and

E. The Landlord has agreed to consent to such and assignment upon the further terms and conditions hereinafter set out.


WITNESS that for valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) the parties hereto covenant and agree each with the other as follows:

1.   RECITALS.

The recitals set out above are true and correct in substance and in fact.

2.   DEFINITIONS.

All capitalized terms used in this Agreement and not defined herein shall have the meaning set forth in the Original Lease.

3.   FURTHER DEFINITIONS.

As used herein:

     (a) "DCI PREMISES" shall mean the Second Amendment Premises, being that portion of the Building outlined in green on Schedule "A" hereto;

     (b)  "EFFECTIVE DATE" shall mean November 15, 1995;

     (c)  "ENTIRE PREMISES" means the DCI Premises together with the MPR
          Premises;

     (d) "LEASE" means the Original Lease as amended by the First Amendment and the Second Amendment;

     (e) "LEASE MODIFICATION AGREEMENTS" means the modifications of the Lease with respect to the DCI Premises and with respect to the MPR Premises as described in paragraph 9 hereof, and "LEASE MODIFICATION AGREEMENT" means either such agreement;

     (f) "MPR PREMISES" shall mean the Original Premises together with the First Amendment Premises, being that portion of the Building outlined in red on Schedule "A" hereto; and

     (g) "TENANT COVENANTS" means all of the obligations of MPR as set out in the Lease or established by law and, without limiting the generality of the foregoing, includes the obligation to pay Rent thereunder and all other obligations of MPR pursuant thereto whether characterized as covenants, conditions, provisos, representations, warranties, undertakings or otherwise.

4.   PARTIAL ASSIGNMENT OF LEASE

Effective the Effective Date MPR transfers and assigns unto DCI, and DCI accepts an assignment from MPR of, all of MPR's right, title and interest in and to the DCI Premises, together with the unexpired portion of the term of the Lease appurtenant thereto, save as hereinafter set out.

5.   CONSENT TO ASSIGNMENT

Conditional upon the parties entering into the Lease Modification Agreements, effective the Effective Date the Landlord consents to the assignment described in paragraph 4, above, provided such consent shall in no manner release or relieve MPR from its obligation to perform fully all of the Tenant Covenants in respect of the DCI Premises to the end of thie intial Term of the Existing Lease, and further provided such consent shall not be deemed to be a consent to, nor waiver of the requirement for the Landlord's consent to, any further assignment of the Lease or any interest therein or subletting of the Entire Premises or any part thereof.

6.   ASSUMPTION BY DCI

From and after the Effective Date, DCI assumes all of the Tenant Covenants under the Lease with respect to the DCI Premises, and covenants and agrees with the Landlord that it will well and truly observe and perform all of the Tenant's Covenants with respect to the DCI Premises throughout the balance of the Term of the Lease. Without limiting the generality of the foregoing, DCI covenants and agrees to be bound by the terms and provisions of the Lease with respect to the DCI Premises in the same manner as though DCI were the tenant named therein with respect thereto.

7.   COVENANTS OF MPR

MPR hereby covenants with DCI that notwithstanding any act of MPR:

     (a)  the Lease is good, valid and subsisting;

     (b) the Rent reserved thereby to the Landlord shall have been paid in full to the Effective Date; and

     (c) the Tenant Covenants with respect thereto shall have been duly performed by MPR to the Effective Date.

8.   LIMITATION

Notwithstanding the partial assignment set out in paragraph 4 hereof, the parties acknowledge and agree that the following specific provisions of the Lease shall not apply with respect to the DCI Premises:

     (a) no portion of the Deposit referred to in paragraph 3.05 of the Original Lease as increased pursuant to paragraph 2.03 of the First Amendment shall be assigned to DCI or be applicable to the DCI Premises, it being understood and agreed that the entire Deposit shall be applicable solely to the MPR Premises;

     (b) the right to assign or sublet to an Affiliate contained in the first four lines of paragraph 8.00 of the Original Lease shall not be assigned to DCI, nor shall the same apply with respect to the DCI Premises;

     (c) the rights to the ground station antenna contained in paragraph 12.07 of the Lease, which was added by way of paragraph 2.05 of the First Amendment, shall not be assigned to DCI, nor shall the same apply with respect to the DCI Premises;

     (d) the provisions of Schedule "F" to the Original Lease shall not be assigned to DCI, nor shall the same apply with respect to the DCI Premises, provided that the provisions of the offer to lease for the DCI Premises made by MPR October 5, 1994 and accepted by the Landlord October 6, 1994 and attached to the Second Amendment shall be substituted therefor; and

     (e) the provisions of Schedule "G" of the Original Lease shall not be assigned to DCI, nor shall the same apply with respect to the DCI Premises.

9.   LEASE MODIFICATION AGREEMENTS

Each of MPR and DCI covenant and agree with the Landlord to execute and deliver a Lease Modification Agreement in a form to be prepared by the Landlord, modifying the Lease with respect to the MPR Premises and the DCI Premises, respectively, in accordance with the terms of this Agreement. In addition, the parties confirm and acknowledge that the Lease Modification Agreement pertaining to the DCI Premises shall modify the Lease to substantially correspond to the terms of the Second Amendment, plus the additional modifications described in paragraph 8, above, and that the Lease Modification Agreement pertaining to the MPR Premises shall modify the Lease to substantially correspond to the terms of the Original Lease as modified by the First Amendment only.

10.  SCHEDULES

The following schedules are attached hereto and form part of this Agreement:

     Schedule "A"    Plan of the Building, with the MPR Premises outlined in red and the DCI Premises outlined in green

     Schedule "B"   Copy of Original Lease, omitting schedules A1, F and G
                    thereof

     Schedule "C"   Copy of Second Amendment

11.  BINDING EFFECT

The provisions of this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.



IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first set out above.

2725321 CANADA INC.


Per:                                            c/s
      ----------------------------------
      Authorized Signatory

Per:
      ----------------------------------
      Authorized Signatory



MPR TELTECH LTD.


Per:                                            c/s
      ----------------------------------
      Authorized Signatory

Per:
      ----------------------------------
      Authorized Signatory

DIGITAL COURIER INTERNATIONAL INC.


Per:                                            c/s
      ----------------------------------
      Authorized Signatory

Per:
      ----------------------------------
      Authorized Signatory

                                  SCHEDULE "A"

              [attach a plan with the MPR Premises outlined in red
                    and the DCI Premises outlined in green]

                                  SCHEDULE "B"

     [attach copy of Original Lease, except for schedules F and G thereof]

                                  SCHEDULE "C"

                       [attach copy of Second Amendment]

                              2725321 CANADA INC.


                                      AND


                       DIGITAL COURIER INTERNATIONAL INC.


                                      AND


                                MPR TELTECH LTD.



     --------------------------------------------------------------------



                            LEASE AMENDING AGREEMENT


     --------------------------------------------------------------------



                       Units 8612 to 8618 Commerce Court
                           Imperial Square Lake City
                           Burnaby, British Columbia

                           IMPERIAL SQUARE LAKE CITY
                           -------------------------

                           BURNABY, BRITISH COLUMBIA

                            LEASE AMENDING AGREEMENT
                            ------------------------

THIS AGREEMENT dated for reference November 8, 1995

AMONG:
          2725321 CANADA INC.
          -------------------

          (the "Landlord")

                                                               OF THE FIRST PART

AND:
          DIGITAL COURIER INTERNATIONAL INC.
          ----------------------------------

          (the "Tenant")

                                                              OF THE SECOND PART

AND:
          MPR TELTECH LTD.
          ----------------

          ("MPR")

                                                               OF THE THIRD PART


WHEREAS:

A. By way of lease dated for reference December 1, 1993 (the "Original Lease"), the Landlord demised and let unto MPR those certain premises comprising Units 8634 through 8654, inclusive, Commerce Court, Burnaby, British Columbia having an area of approximately 21,854 square feet (the "Original Premises"), upon the further terms and conditions set forth in the Original Lease;

B. By way of lease amending agreement dated for reference May 15, 1994 (the "First Amendment") the Original Lease was amended by, inter alia, expanding the Original Premises to include Units 8626, 8630 and 8632 Commerce Court, Burnaby, British Columbia having an aggregate area of approximately 5,688 square feet (the "First Amendment Premises"), upon the further terms and conditions set forth in the First Amendment;

C. By way of lease amending agreement dated for reference October 15, 1994 (the "Second Amendment") the Original Lease was further amended by, inter alia, further expanding the Original Premises to include Units 8612 to 8618, inclusive, Commerce Court, Burnaby, British Columbia having an aggregate area of approximately 9,316 square feet (the "Second Amendment Premises"), upon the further terms and conditions set forth in the Second Amendment;

D. By way of partial assignment of lease dated for reference November 8, 1995 (the "Partial Assignment") MPR agreed to transfer and assign all of its right, title and interest in and to the Second Amendment Premises to the Tenant together with the unexpired term of the Original Lease appurtenant thereto (excluding any renewal options), which assignment was consented to by the Landlord upon the terms and conditions set out in the Partial Assignment;

E. One of the conditions of the Landlord's consent to the Partial Assignment was that the Tenant execute and deliver to the Landlord this Agreement.


WITNESS that for valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) the parties hereto covenant and agree each with the other as follows:

1.   RECITALS.

The recitals set out above are true and correct in substance and in fact.

2.   DEFINITIONS.

All capitalized terms used in this Agreement and not defined herein shall have the meaning set forth in the Original Lease.

3.   FURTHER DEFINITIONS.

As used herein:

     (a)  "EFFECTIVE DATE" shall mean November 15, 1995;

     (b) "LEASE" means all of the right, title and interest in and to the Second Amendment Premises together with the unexpired portion of the initial Term of the Original Lease appurtenant thereto which was assigned to the Tenant pursuant to the provisions of the Partial Assignment, which Lease shall be on the same terms as the Original Lease save as amended hereby;

     (c) "MPR PREMISES" shall mean the Original Premises together with the First Amendment Premises, being that portion of the Building outlined in red on Schedule "A" hereto; and

     (d) "TENANT PREMISES" shall mean the Second Amendment Premises, being that portion of the Building outlined in green on Schedule "A" hereto.

4.   AMENDMENT AND RESTATEMENT OF LEASE

The Landlord and the Tenant confirm and acknowledge that the Tenant Premises are leased to the Tenant on the same terms and conditions as set out in the Original Lease, subject however to the following amendments:

     (a) All references to MPR shall be deemed to be references to the Tenant herein.

     (b) The Term described in Section 2.01 shall be that period of time commencing on the Effective Date and terminating on December 31, 1996.

     (c)  Section 2.04 shall be deleted.

     (d) The Basic Rent described in Section 3.00 shall be $102,476 per annum ($8,539.67 per month), being $11.00 per square foot of the Area of the Demised Premises.

     (e)  Section 3.06 shall be deleted.

     (f) Section 4.10 shall be replaced by paragraph 4.01 of the Second Amendment to read as follows:

               "The Tenant may at the Tenant's expense affix one sign on the front and one sign on the rear of the Demised Premises in accordance with the existing design criteria for the Development and will remove the same at the Tenant's expense at the expiration or earlier termination of the Term."

     (g) The first four lines of Section 8.00 of the Original Lease, being the words:

               "Except in the case of an assignment or subletting to an "Affiliate" (as that word is defined in the Company Act (British Columbia)) of the Tenant or B.C. Telecom Inc. (which assigning or subletting will not require the approval of the Landlord),"

          shall be deleted.

     (h)  Section 11.00 shall be replaced with the following:

               "11.00  Notices
                -----  -------

               Any notice, advice, document or writing required or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally or transmitted by facsimile to an officer of the Landlord's agent, PPM Real Estate Managers (Canada) Limited or mailed by prepaid mail addressed to the Landlord care of PPM Real Estate Managers (Canada) Limited at the following address:

                    PPM Real Estate Managers (Canada) Limited
                   440 - 1090 West Georgia Street
                   Vancouver, British Columbia
                   V6E 3V7

                   (facsimile number: (604) 682-5425)

               with a copy to:

                   PPM Real Estate Managers (Canada) Limited
                   300, 141 Adelaide Street West
                   Toronto, Ontario
                   M5H 3L9

                   (facsimile number: (416) 362-1431)

                   Attention:  Senior Vice-President
                   ---------------------------------

               and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Demised Premises. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, upon the usual confirmation of transmission and receipt if sent by facsimile, or if mailed as aforesaid, upon the fifth day after being mailed save and except in the event of a labour dispute or other disruption affecting postal service occurring within five days of the date of mailing in which event notice will not be deemed to have been received until actually received. Either the Landlord or the Tenant may from time to time by notice in writing to the other designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it."

     (i)  The following will be added as new Section 12.08:

               "12.08  Parking
               -----  -------

               The Landlord will provide to the Tenant a total of 29 designated parking stalls to be used in association with and during the time the Tenant leases the Demised Premises and, having regard to the existing commitments to other tenants, the Landlord will attempt to allocate as many of those parking stalls as possible bordering on the exterior walls and in front of or at the rear of the Demised Premises or on either side thereof."

     (j) The Demised Premises described in Schedule "A" shall be the Tenant Premises as described herein, it being agreed that the sketch plan attached to Schedule "A" shall be replaced with the plan attached as Schedule "A" to this Agreement, identifying the Demised Premises in green.

     (k) The Area of the Demised Premises described in Schedule "A" shall be deemed to be 9,316 square feet.

     (l) Schedule "F" shall be deemed to be replaced with a copy of the offer to lease pertaining to the Second Amendment Premises, a copy of which was attached as Schedule "C" to the Second Amendment, and "G"shall be deleted.

The parties further acknowledge and agree that the term "Lease" as used herein shall mean the Original Lease as so amended.

5.   CONSENT AND ACKNOWLEDGEMENT OF MPR

MPR consents to the amendments to the provisions of the Original Lease as applicable to the Tenant Premises as set out above, and confirms and acknowledges to the Landlord that such amendments shall in no way relieve or release MPR from its continued liability to the Landlord for the due and proper performance by the Tenant of all of the terms, covenants and conditions of the Lease for the balance of the Term thereof.

6.   AFFIRMATION OF LEASE

Except as specifically amended herein, all of the terms and conditions of the Lease are hereby affirmed by the parties hereto. The provisions of this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first set out above.

2725321 CANADA INC.


Per:                                            c/s
      ---------------------------------
      Authorized Signatory

Per:
      ---------------------------------
      Authorized Signatory



DIGITAL COURIER INTERNATIONAL INC.


Per:                                            c/s
      ---------------------------------
      Authorized Signatory

Per:
      ---------------------------------
     Authorized Signatory



MPR TELTECH LTD.


Per:                                            c/s
      ---------------------------------
      Authorized Signatory

Per:
      ---------------------------------
      Authorized Signatory